UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2015

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

At Liberty TripAdvisor Holdings, Inc.’s (the “Company”) annual meeting of stockholders held on June 2, 2015 (the “Annual Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect Gregory B. Maffei, John C. Malone, Michael J. Malone, Chris Mueller, Larry E. Romrell, Albert E. Rosenthaler and J. David Wargo to continue serving as members of the Company’s board of directors in the classes indicated in the definitive proxy statement relating to the Annual Meeting (the “Proxy Statement”) under the heading “Proposal 1—The Election of Directors Proposal,” until their respective successors are elected and qualified, for the applicable terms prescribed in the Company’s restated certificate of incorporation or their earlier resignation or removal; (2) a proposal to adopt the Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015) (the “incentive plan proposal”); (3) a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement under the heading “Executive Compensation” (the “say-on-pay proposal”); (4) a proposal to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “say-on-frequency proposal”); and (5) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015 (the “auditors ratification proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

1. Election of the following Nominees to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gregory B. Maffei	81,883,721	1,898,821	6,786,927
John C. Malone	65,476,218	18,306,324	6,786,927
Michael J. Malone	82,726,811	1,055,731	6,786,927
Chris Mueller	83,154,657	627,885	6,786,927
Larry E. Romrell	82,982,137	800,405	6,786,927
Albert E. Rosenthaler	81,387,756	2,394,786	6,786,927
J. David Wargo	82,595,710	1,186,832	6,786,927

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

2. The Incentive Plan Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,037,357	18,640,295	104,890	6,786,927

Accordingly, the incentive plan proposal was approved.

3. The Say-on-Pay Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,146,559	31,501,950	134,033	6,786,927

Accordingly, the say-on-pay proposal was approved.

4. The Say-on-Frequency Proposal

Votes for 3 Years	Votes for 2 Years	Votes for 1 Year	Abstentions	Broker Non-Votes
47,147,461	27,604	36,571,411	36,066	6,786,927

Accordingly, the frequency at which future say-on-pay votes will be held is every three years.

5. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,510,691	22,894	35,884	—

Accordingly, the auditors ratification proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2015

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President